UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2010

JoS. A. Bank Clothiers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  REGULATION FD DISCLOSURE

On December 1, 2010,  JoS. A. Bank Clothiers, Inc. (the “Company”) issued a press release (the “Press Release”) in which the Company announced that it will be delivering  a presentation at the J.P. Morgan SMid Cap Conference at the J.P. Morgan Conference Center in New York City, New York on Friday, December 3, 2010.  Additionally the Company announced that it will deliver a presentation at the Wedbush Securities 11th Annual California Dreamin’ Consumer MAC: Management Access Conference at the Fairmont Miramer Hotel in Santa Monica, California on Tuesday, December 7, 2010. A copy of the Press Release is attached as Exhibit 99.1.

This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
99.1	Press Release dated December 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
(Registrant)

		By:	/s/ R. Neal Black
R. Neal Black
President and Chief Executive
Officer and Director

Dated:	December 1, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated December 1, 2010

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